UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Freedom of the Seas departed Miami on December 12, two days later than scheduled, after the U.S. Centers for Disease Control and Prevention recommended that the ship undergo enhanced cleaning. The ship is now sailing a modified five-night itinerary and will resume its normally scheduled seven-night itineraries on December 17. More than 90 percent of the guests originally booked on the sailing departed with the ship. Royal Caribbean Cruises Ltd. expects that the delay will have a negative impact on earnings of approximately $.03 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	December 14, 2006	By:	/s/ Brian J. Rice

			Name:	Brian J. Rice
			Title:	Executive Vice President and Chief Financial Officer